Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 3, 2025 but effective as of March 1, 2025 (the “First Amendment Effective Date”), is by and among W&T Offshore, Inc., a Texas corporation (“Borrower”), the lenders party hereto (collectively, the “Lenders” and each, individually, a “Lender”), and TEXAS CAPITAL BANK, as administrative agent (“Administrative Agent”).

RECITALS

A.The Borrower, the Lenders party thereto from time to time, and the Administrative Agent are parties to that certain Credit Agreement dated as of January 28, 2025 (as amended, restated, amended and restated, modified, or otherwise supplemented prior to the First Amendment Effective Date, the “Existing Credit Agreement”), pursuant to which the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain credit available to and on behalf of the Borrower.

B.The parties hereto desire to enter into this Amendment to, among other things, amend the Existing Credit Agreement as set forth herein (as amended by this Amendment and as may be further amended, restated, amended and restated, modified, or otherwise supplemented from time to time, the “Credit Agreement”) effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term defined in the Credit Agreement, but not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to this Amendment.

Section 2.Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 herein:

2.1Section 1.12(e) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(e)any calculation of PDP PV-10 shall deduct reasonable costs and expenses associated with asset retirement obligations.

2.2Section 7.1(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(c)Excess Cash Flow Certificate. Within thirty (30) days after the end of the calendar month in which the initial Borrowing under this Agreement occurs, and within thirty (30) days after the end of each calendar month thereafter, an Excess Cash Flow Certificate;

Section 3.Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction or the waiver of the following conditions precedent:

3.1Counterparts. The Administrative Agent shall have received counterparts of this Amendment from the Administrative Agent, the Borrower, and each of the Lenders constituting at least the Majority Lenders signed on behalf of such persons.

3.2Fees, Expenses etc. The Borrower shall have paid (i) all accrued and unpaid fees owing under the Existing Credit Agreement in connection with this Amendment and payable on or prior to the First Amendment Effective Date, (ii) previously invoiced amounts for advances for fees and expenses in connection with the filing of real property documents in connection with the Transactions and (iii) all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent associated with the Amendment or the Existing Credit Agreement, incurred on or before the effectiveness of this Amendment and that have not been previously paid.

3.3No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.4Representations and Warranties. All of the representations and warranties made by the Loan Parties under the Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that (i) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the First Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) any such representations and warranties are already qualified by materiality, Material Adverse Effect or other similar qualification, in which case, such representations and warranties are true and correct in all respects.

Section 4.Miscellaneous.

4.1Confirmation and Effect. The provisions of the Credit Agreement shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

4.2Ratification and Affirmation of the Borrower.  The Borrower hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Credit Agreement (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iii) acknowledges, renews and continues its liability under the Credit Agreement (including, without limitation, the Guaranty and all Liens granted pursuant to the Security Agreement and the other Loan Documents) and the other Loan Documents to which it is a party, (iv) agrees that the Security Agreement and the other Loan Documents to which it is a party remain in full force and effect with respect to the Guarantee of the Obligations, (v) represents and warrants to the Lenders and the Administrative Agent that all of the representations and warranties of the Borrower under the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date and after giving effect to the amendments set forth in Section 2 hereto, except to the extent that (A) any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the First Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (B) any such representations and warranties are already qualified by materiality, Material Adverse Effect or other similar qualification, in which case, such representations and warranties are true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally (including Debtor Relief Laws) and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Default or Event of Default exists.

4.3Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Delivery of an executed counterpart of a signature page of this Amendment, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

4.4Final Agreement. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5Governing Law; Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS.  Sections 12.12 and 12.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

4.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent.

4.7Indemnity.  Section 12.2 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

4.8Titles of Sections.  All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

4.9Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.10Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.11Loan Document. This Amendment constitutes a Loan Document under and as defined in the Credit Agreement.

[Signature Pages Follow.]

The parties hereto have caused this Amendment to be duly executed as of the day and year first written above and to be effective as of the First Amendment Effective Date.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/Sameer Parasnis
Name:	Sameer Parasnis
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

TEXAS CAPITAL BANK,
as Administrative Agent and a Lender

By:	/s/Mark Graham
Name:	Mark Graham
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement]

LENDERS:

SHELL TRADING (US) COMPANY,
as a Lender

By:	/s/Guido Sijbers
Name:	Guido Sijbers
Title:	Attorney-in-Fact

[Signature Page to First Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/Karina Rodriguez
Name:	Karina Rodriguez
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/Gary Vernon
Name:	Gary Vernon
Title:	Executive Director

By:	/s/Nathan Booker
Name:	Nathan Booker
Title:	Division Director

[Signature Page to First Amendment to Credit Agreement]